EX-33.5
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Certification Regarding Compliance with Applicable Servicing Criteria

1. Residential Funding Company, LLC ("RFC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of
Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where RFC has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which RFC acted as a master servicer and/or securities administrator and involving first and second lien mortgage loans and home equity loans whether sold as whole loans or transferred in connection with securitization transactions (the "RFC Master Servicing Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, RFC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to Residential Funding Company, LLC as Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to RFC based on the activities it performs with respect to the RFC Master Servicing Platform;

4. RFC has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the RFC Master Servicing Platform taken as a whole.

5. PricewaterhouseCoopers, LLP, a registered independent public accounting firm, has issued an attestation report on RFC's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

Residential Funding Company, LLC

By: /s/ Anthony N. Renzi
Name: Anthony N. Renzi
Title: Managing Director




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APPENDIX A


                                SERVICING CRITERIA                              SERVICING CRITERIA            CRITERIA
                                                                                 Applicable to          Inapplicable to
                                                                                 Residential              Residential
                                                                                  Funding                   Funding
                                                                                  Company,                  Company,
                                                                                  LLC as                 LLC as Master
                                                                                  Master                  Servicer and
 Reg AB                                                                          Servicer and              Securities
Reference                        Criteria                                        Administrator           Administrator
                   General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted                           X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
                   agreements.

1122(d)(1)(ii)     If any material servicing activities                                                         X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
                   activities.


1122(d)(1)(iii)    Any requirements in the transaction                              X
                   agreements to maintain a back-up Servicer
                   for the pool assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and                                   X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
                   the transaction agreements.

                   Cash Collection and Administration

1122(d)(2)(i)      Payments on pool assets are deposited                            X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on                          X
                   behalf of an obligor or to an investor are
                   made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees                                  X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
                   the transaction agreements.

1122(d)(2)(iv)     The related accounts for the                                                                 X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
                   the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at                          X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Section 13k-1(b)(1)
                   of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as                                                        X
                   to prevent unauthorized access.






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1122(d)(2)(vii)    Reconciliations are prepared on a                                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of days
                   specified in the transaction agreements;
                   (C) reviewed and approved by someone
                   other than the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
                   agreements.

                   Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those                             X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements;
                   (C) are filed with the Commission as
                   required by its rules and regulations;
                   and (D) agree with the investors' or
                   trustee's records as to the total unpaid
                   principal balance and number of pool
                   assets serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated                            X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
                   agreements.

1122(d)(3)(iii)    Disbursements made to an investor are                             X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the                             X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.

                   Pool Asset Administration

1122(d)(4)(i)      Collateral or security on pool assets                             X
                   is maintained as required by the
                   transaction agreements or related mortgage
                   loan documents.

1122(d)(4)(ii)     pool asset and related documents are                                                          X
                   safeguarded as required by the
                   transaction agreements

1122(d)(4)(iii)    Any additions, removals or                                        X
                   substitutions to the asset pool are made,
                   reviewed and approved in accordance with
                   any conditions or requirements in the
                   transaction agreements.

1122(d)(4)(iv)     Payments on pool assets, including any                            X
                   payoffs, made in accordance with related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
                   with the related pool asset documents.

1122(d)(4)(v)      The Servicer's records regarding the                                                         X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.






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1122(d)(4)(vi)     Changes with respect to the terms or                              X
                   status of an obligor's pool assets (e.g.,
                   loan modifications or re-agings) are
                   made, reviewed and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related pool
                   asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions                               X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with
                   the timeframes or other requirements
                   established by the transaction
                   agreements.

1122(d)(4)(viii)   Records documenting collection efforts                                                       X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and
                   payment rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates                            X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool assets documents.

1122(d)(4)(x)      Regarding any funds held in trust for                                                        X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's pool asset documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other number
                   of days specified in the transaction
                   agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor                                                        X
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
                   the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in                                                                X
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
                   to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an                                                           X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs, and                                   X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other                                 X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
                   forth in the transaction agreements.





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Appendix B


2007-EMX1       2007-S5         2006-QA1        2006-RZ1
2007-HI1        2007-S6         2006-QA10       2006-RZ2
2007-HSA1       2007-S7         2006-QA11       2006-RZ3
2007-HSA2       2007-S8         2006-QA2        2006-RZ4
2007-HSA3       2007-S9         2006-QA3        2006-RZ5
2007-KS1        2007-SA1        2006-QA4        2006-S1
2007-KS2        2007-SA2        2006-QA5        2006-S10
2007-KS3        2007-SA3        2006-QA6        2006-S11
2007-KS4        2007-SA4        2006-QA7        2006-S12
2007-QA1        2007-SP1        2006-QA8        2006-S2
2007-QA2        2007-SP2        2006-QA9        2006-S3
2007-QA3        2007-SP3        2006-QH1        2006-S4
2007-QA4        2006-EFC1       2006-QO1        2006-S5
2007-QA5        2006-EFC2       2006-QO10       2006-S6
2007-QH1        2006-EMX1       2006-QO2        2006-S7
2007-QH2        2006-EMX2       2006-QO3        2006-S8
2007-QH3        2006-EMX3       2006-QO4        2006-S9
2007-QH4        2006-EMX4       2006-QO5        2006-SA1
2007-QH5        2006-EMX5       2006-QO6        2006-SA2
2007-QH6        2006-EMX6       2006-QO7        2006-SA3
2007-QH7        2006-EMX7       2006-QO8        2006-SA4
2007-QH8        2006-EMX8       2006-QO9        2006-SP1
2007-QH9        2006-EMX9       2006-QS1        2006-SP2
2007-QO1        2006-HI1        2006-QS10       2006-SP3
2007-QO2        2006-HI2        2006-QS11       2006-SP4
2007-QO3        2006-HI3        2006-QS12
2007-QO4        2006-HI4        2006-QS13       2006-C4
2007-QO5        2006-HI5        2006-QS14       2006-C5
2007-QS1        2006-HSA1       2006-QS15
2007-QS10       2006-HSA2       2006-QS16
2007-QS11       2006-HSA3       2006-QS17
2007-QS2        2006-HSA4       2006-QS18
2007-QS3        2006-HSA5       2006-QS2
2007-QS4        2006-KS1        2006-QS3
2007-QS5        2006-KS2        2006-QS4
2007-QS6        2006-KS3        2006-QS5


(page)


2007-QS7        2006-KS4        2006-QS6
2007-QS8        2006-KS5        2006-QS7
2007-QS9        2006-KS6        2006-QS8
2007-RS1        2006-KS7        2006-QS9
2007-RS2        2006-KS8        2006-RS1
2007-RZ1        2006-KS9        2006-RS2
2007-S1         2006-NC1        2006-RS3
2007-S2         2006-NC2        2006-RS4
2007-S3         2006-NC3        2006-RS5
2007-S4                         2006-RS6



2007-2N                         2006-BAFC-1
2007-DBALT-OA1                  2006-BAFC-5
2007-DBALT-RAMP1                2006-DBALT-AR1
2007-DLJMC-HCSB                 2006-HWH10
2007-GSR-AR1                    2006-HWH17
2007-GSR-OA1                    2006-HWH19
2007-GSR-OA2                    2006-KWH1
2007-HALO-AR2                   2006-KWH3B
2007-HEL1                       2006-LUM-5
2007-HV2                        2006-LUM-6
2007-HV7                        2006-MARM-OA1
2007-LUM-2                      2006-MARM-OA2
2007-LXS-12N                    2006-POWH13
2007-LXS-15N                    2006-POWH13B
2007-LXS-4N LEHMAN              2006-POWH16
2007-MANA-A2                    2006-POWH16B
2007-MANA-AF1                   2006-POWH17
2007-MANA-OAR3                  2006-POWH17B
2007-MANA-OAR4                  2006-POWH18
2007-MARM-3                     2006-POWH18B
2007-POWH3                      2006-POWH20
2007-QRWH1                      2006-POWH21
2007-SARM-06                    2006-POWH22
2007-SARM-3 LEHMAN              2006-QWH20
2001-PTWH11                     2006-QWH8
2003-PTWH18                     2006-WH1
2005-QWH13                      2006-WH11


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2005-QWH7                       2006-WH12
2005-WH20                       2006-WH21
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29

2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM